Revenue - Summary of Disaggregation of Net Revenues by Major Source (Details) - USD ($) $ in Millions	3 Months Ended
	Mar. 31, 2018	Mar. 31, 2017
Revenues from:
Sales of goods	$ 6,065	$ 5,086
Rendering of services	109	105
Rents on assets sold with a buy-back commitment	126	99
Revenues from sales of goods and services	6,300	5,290	[1]
Finance and interest income	294	292
Rents and other income on operating lease	179	203
Finance, interest and other income	473	495	[1]
Total Revenues	$ 6,773	$ 5,785	[1]

[1]	2017 figures have been recast following the retrospective adoption, on January 1, 2018, of the updated accounting standards for revenue recognition (ASC 606) and retirement benefits accounting (ASU 2017-07).